UNIVERSAL ANNUITY


ANNUAL REPORTS
DECEMBER 31, 2000










                               [UMBRELLA LOGO]








                      THE TRAVELERS TIMED GROWTH AND INCOME
                      STOCK ACCOUNT FOR VARIABLE ANNUITIES

                      THE TRAVELERS TIMED SHORT-TERM
                      BOND ACCOUNT FOR VARIABLE ANNUITIES

                      THE TRAVELERS TIMED AGGRESSIVE
                      STOCK ACCOUNT FOR VARIABLE ANNUITIES










   [TRAVELERS INSURANCE LOGO]


   The Travelers Insurance Company
   The Travelers Life and Annuity Company
   One Tower Square
   Hartford, CT  06183

[TIMCO LOGO]


The Travelers Investment Management Company ("TIMCO") provides equity management and advisory services for the following Travelers Variable Products Separate Accounts contained in this report: The Travelers Timed Growth and Income Stock Account for Variable Annuities. The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities.

[TRAVELERS INSURANCE LOGO]


THE TRAVELERS VARIABLE PRODUCT SEPARATE ACCOUNTS
INVESTMENT ADVISORY COMMENTARY AS OF DECEMBER 31, 2000



MARKET AND ECONOMIC OVERVIEW

Stock markets fell around the world in the fourth quarter of 2000. And the more speculative the market, the harder the fall. Full-year returns followed the same pattern - a startling contrast to the year before when markets went up dramatically.

A look at U.S. markets may be illustrative. The broad stock market, as measured by the Standard and Poor's 500 Stock Index ("S&P 500"),(1) declined 9.10% in 2000. Stocks in the Russell 1000 Value Index(2) bucked the down trend and rose a modest 7.01%. The generally faster growing stocks in the Nasdaq Composite Index,(3) however, fell 39.29%, it's worst year since its inception in 1971. The Nasdaq Composite Index heavy technology component exacerbated the decline, as many investors sold their technology-related issues. (Past performance is not indicative of future results.)

This contrast is even more dramatic considering the previous year's performance. In 1999 the Nasdaq Composite Index climbed 85.59% - its best year since 1971. Again technology stocks had a significant, although over this period, positive, impact. But with the decline of last year, the Nasdaq gave back most of its 1999 gains. What caused this volatility? Why did Nasdaq Composite Index swing from its best year ever to its worst performing year?

We think the answer can be summed up in one word: earnings or in many cases their failure to materialize. Technology stocks went up in 1999 as current earnings and future earnings estimates rose. They hit their peak in March 2000, then weakened as it became clearer that the economy and earnings growth estimates were slowing. The price declines were accentuated by high valuations, but the fundamental cause of the downdraft was that investors were concerned about the level and growth rate of future earnings.

The stock market's attention to earnings is understandable, as estimates have been declining over the past year. For example, consensus estimates for S&P 500 operating earnings for 2001slipped from a high of $63.25 to $62.15 over the course of the last year. Earnings estimates have been trimmed because of declining expectations for sales. Corporate margins, or profitability per dollar of revenues, generally continue to be strong. But revenues have been lower than analysts originally anticipated.

Although the stock market viewed a slowing U.S. economy unfavorably, the bond market saw it as a positive. A slowing economy decreases inflationary pressure and increases the probability that the Federal Reserve Board ("Fed") may ease interest rates. As a result, bond investors continued to enjoy strong performance in the fourth quarter of 2000.

The overall investment-grade(4) bond market returned 4.2%, as measured by the Salomon Smith Barney Broad Investment Grade Bond Index,(5) short-term investments, as represented by three-month U.S. Treasury Bills, returned 1.6% for the fourth quarter of 2000. High-yield bonds were the one segment of the bond market with negative performance for the fourth quarter of 2000. Because high-yield bond returns are inversely related to credit risk, a slowing economy and the implied increase in credit risk caused high-yield bond performance to lag other bond returns during the fourth quarter. (Past performance is not indicative of future results.)






--------
(1) The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

(2) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note that an investor cannot invest directly in an index.

(3) The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.

(4) Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.

(5) The Salomon Smith Barney Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities. Please note that an investor cannot invest directly an index.

For 2000 overall, most sectors of the bond market performed better than most sectors of the stock market. The general bond market, again as reflected in the Salomon Smith Barney Broad Investment Grade Index and the three-month Treasury Bills returned 11.6% and 6.0%, respectively. So in this volatile year for the markets, those investors who assumed less risk and invested in bonds generally fared far better than those who ventured into the more speculative sectors of the stock market.

The Fed's primary responsibility is monetary policy and the setting of short-term interest rates in the U.S. economy. We believe that under Chairman Alan Greenspan, the Fed has done a good job of managing the U.S. economy. It has brought down inflation while maintaining the longest modern economic expansion. The Fed has enabled the economy to grow rapidly - quickly enough that some economists initially feared a resurgence of inflation. But the Fed recognized that one of the primary drivers of this expansion, soaring capital investments, has in fact led to a jump in productivity. Higher productivity has in turn led the economy to grow more quickly without triggering inflation.

In mid-1999, however, the Fed began to grow concerned that despite the benefits of higher productivity, the economy was growing too quickly. As it turned out, the central bankers appeared to be right. The Fed began to increase short-term interest rates, raising them six times, with the final interest rate hike in May 2000.

Once again, the Fed appeared to be successful. The economy slowed and retail sales weakened and job growth declined, with 230,000 net new jobs created in the fourth quarter of 2000 versus 773,000 in the fourth quarter of 1999. Now the only debate among economists seems to be whether the economy in 2001 will have a "hard landing" (i.e., 1% or less gross domestic product 'GDP'(6) growth) or a "soft landing" (i.e., 2% or more GDP growth).

The Fed has acted decisively by lowering short-term interest rates by 50 basis points(7) on January 3, 2001. Presumably the Fed, too, was worried about the possibility of a "hard landing." And at least initially, the central bank's most recent action has been warmly received by stock investors, with a more muted response by bond buyers.





DAVID A. TYSON, CFA, PRESIDENT & CHIEF INVESTMENT OFFICER, TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY, LLC

SANDIP A. BHAGAT, CFA, PRESIDENT AND CHIEF INVESTMENT OFFICER, THE TRAVELERS INVESTMENT MANAGEMENT COMPANY


--------

(6) GDP is the market value of the goods and services produced by labor and property in the U.S. GDP is comprised of consumer and government purchases, private domestic investments and net exports of goods and services.

(7) A basis point is 0.01% or one one-hundredth of a percent.

                              TABLE OF CONTENTS


                                                                           PAGE
-------------------------------------------------------------------------------
THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
FOR VARIABLE ANNUITIES.....................................................  4

THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES......... 18

THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES........ 27

                                THE TRAVELERS
                           TIMED GROWTH AND INCOME
                                STOCK ACCOUNT
                            FOR VARIABLE ANNUITIES


The Travelers Timed Growth and Income Stock Account for Variable Annuities ("Account TGIS") is managed by the Travelers Investment Management Company ("TIMCO"). TIMCO manages Account TGIS to provide diversified exposure to the large-company segment of the U.S. equity market, while maintaining a highly marketable portfolio of common stocks and related financial instruments in order to accommodate cash flows associated with market-timing moves. Stock selection is based on a quantitative screening process favoring companies that are able to grow earnings above consensus expectations and offer attractive relative value. In order to achieve consistent relative performance, we manage the portfolio to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's 500 Stock Index ("S&P 500"). The S&P 500 is a value-weighted equity index comprised primarily of large-company stocks.

For the twelve months ending December 31, 2000 Account TGIS declined 10.6%, before fees and expenses, underperforming the S&P 500 loss of 9.1%. Net of fees and expenses, Account TGIS's total loss of 13.2% for 2000 also lagged the 1.2% loss for variable annuity stock accounts in the Lipper Growth & Income category. A discussion of portfolio performance in 2000 is presented next with a closer look at the second half of the year.

The Technology sector performed most poorly in 2000 while defensive and interest-rate sensitive sector fared well as interest rates began to fall towards the end of the year. Value stocks performed significantly better than growth stocks. Our stock selection was adverse in the Technology, Producer Durables and Utilities sectors.

In the Technology sector, high valuations left little room for earnings disappointment. During the third quarter, our overweight position in Apple Computer was a disappointment after the company reported that earnings would be substantially below expectations due to weak demand. Intel also preannounced an earnings shortfall, negatively impacting our performance.

Semiconductor and telecommunications equipment stocks were also hit hard on concerns of an inventory build-up, excess supply and falling demand. The collapse of these stocks (Altera Corp., Xilnix, Inc., Analog Devices, Inc., Scientific-Atlanta, Inc.) and the Internet e-business group (VeriSign, Inc., BroadVision, Inc.) hurt relative performance in the second half of 2000. At the same time we did benefit from an underweight in Texas Instruments, Inc. as investors anticipated a slowdown in semiconductor revenue growth. The underweight in Dell Computer Corp. worked well as investors projected slower personal computer sales and prices.

We were hurt in the Producer Durables sector by our overweight positions in Corning, Inc. and General Electric Co. Corning's fiber-optic business was affected by concerns of lower capital spending as the overall economy slowed while General Electric stumbled on integration fears in its merger with Honeywell.

In the Utilities sector, our emphasis on faster growing telecommunications companies at the expense of electric utilities and gas distribution companies had worked nicely in 1998 and 1999. Our positions here in Worldcom, Nextel Communications, Inc. and Sprint Corp. - PCS Group lost ground in 2000 in the face of a slower economy and growing competition.

As evidence of an economic slowdown mounts, all eyes are on the Federal Reserve Board as investors hope that an easier monetary policy provides relief to counteract the negative earnings outlook. As the market seesaws between these two forces, volatility may be expected to remain high. Despite a brief recent period of underperformance, we are confident that our dual focus on improving earnings fundamentals and discounted stock valuations will pay off over time and we continue to screen our research universe of over 1,000 large cap securities for companies with these two main attributes.

PORTFOLIO MANAGER:  SANDIP A. BHAGAT, CFA





                                 [TIMCO LOGO]

             THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                            FOR VARIABLE ANNUITIES

                     STATEMENT OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2000





ASSETS:
 Investment securities, at market value (cost $130,560,024) ................. $ 130,277,753
 Cash .......................................................................         3,275
 Receivables:
   Dividends ................................................................        10,944
   Investment securities sold ...............................................       482,036
   Purchase payments and transfers from other Travelers accounts ............        71,522
 Other assets ...............................................................        11,690
                                                                              --------------

     Total Assets ...........................................................   130,857,220
                                                                              --------------



LIABILITIES:

 Payables:
   Investment securities purchased ..........................................       781,120
   Contract surrenders and transfers to other Travelers accounts ............        72,532
   Investment management and advisory fees ..................................        11,401
   Variation on futures margin ..............................................       318,500
   Market timing fees .......................................................        44,082
   Insurance charges ........................................................        44,082
 Accrued liabilities ........................................................        11,358
                                                                              --------------

     Total Liabilities ......................................................     1,283,075
                                                                              --------------


NET ASSETS:
 (Applicable to 27,691,094 units outstanding at $4.679 per unit)............. $ 129,574,145
                                                                              ==============





                        See Notes to Financial Statements

               THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000








INVESTMENT INCOME:
  Dividends ...........................................................    $     987,069
  Interest ............................................................        1,347,982
                                                                          ---------------
    Total income ......................................................                       $   2,335,051

EXPENSES:
  Market timing fees ..................................................        1,581,884
  Investment management and advisory fees .............................          409,138
  Insurance charges ...................................................        1,581,884
                                                                          ---------------


    Total expenses ....................................................                           3,572,906
                                                                                             ----------------


      Net investment loss .............................................                          (1,237,855)
                                                                                             ----------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES:
  Realized gain (loss) from investment security transactions:
    Proceeds from investment securities sold ..........................      114,288,495
    Cost of investment securities sold ................................      118,453,415
                                                                          ---------------


      Net realized loss ...............................................                          (4,164,920)

  Change in unrealized gain (loss) on investment securities:
    Unrealized gain at December 31, 1999 ..............................       16,613,103
    Unrealized loss at December 31, 2000 ..............................         (282,271)
                                                                           ---------------


      Net change in unrealized gain (loss) for the year ...............                         (16,895,374)
                                                                                             ----------------


        Net realized loss and change in unrealized gain (loss)  .......                         (21,060,294)
                                                                                             ----------------

  Net decrease in net assets resulting from operations ................                       $ (22,298,149)
                                                                                             ================







                        See Notes to Financial Statements

               THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999








                                                                             2000                 1999
                                                                             ----                 ----
OPERATIONS:
 Net investment loss..................................................  $    (1,237,855)      $  (1,476,555)
 Net realized gain (loss) from investment security transactions.......       (4,164,920)         22,289,513
 Net change in unrealized gain (loss) on investment securities........      (16,895,374)         (1,043,185)
                                                                       ------------------    ----------------

  Net increase (decrease) in net assets resulting from operations.....      (22,298,149)         19,769,773
                                                                       ------------------    ----------------


UNIT TRANSACTIONS:
 Participant purchase payments
   (applicable to 1,454,001 and 1,021,824 units, respectively)........        7,472,990           4,927,907
 Participant transfers from other Travelers accounts
   (applicable to 1,004,002 and 981,870 units, respectively)..........        5,153,825           4,757,800
 Market timing transfers from other Travelers timed accounts
   (applicable to 14,294,411 and 18,884,484 units, respectively)......       75,915,864          94,008,240
 Administrative charges
   (applicable to 29,477 and 25,451 units, respectively)..............         (144,335)           (128,020)
 Contract surrenders
   (applicable to 3,871,785 and 2,395,305 units, respectively)........      (19,979,779)        (11,528,046)
 Participant transfers to other Travelers accounts
   (applicable to 1,413,776 and 1,441,585 units, respectively)........       (7,333,000)         (7,014,338)
 Market timing transfers to other Travelers timed accounts
   (applicable to 9,672,562 and 16,174,913 units, respectively).......      (49,102,256)        (76,871,942)
 Other payments to participants
   (applicable to 83,559 and 33,017 units, respectively)..............         (425,137)           (159,648)
                                                                       ------------------    ----------------


   Net increase in net assets resulting from unit transactions........       11,558,172           7,991,953
                                                                       ------------------    ----------------

    Net increase (decrease) in net assets.............................      (10,739,977)         27,761,726

NET ASSETS:
 Beginning of year....................................................      140,314,122         112,552,396
                                                                       ------------------    ----------------

 End of year..........................................................  $   129,574,145       $ 140,314,122
                                                                       ==================    ================







                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Timed Growth and Income Stock Account for Variable Annuities ("Account TGIS") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account TGIS is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TGIS have entered into market timing service agreements with an affiliate of The Travelers, which provide for the transfer of participants' funds to certain other timed accounts of The Travelers, at the discretion of the market timer.

    The following is a summary of significant accounting policies consistently followed by Account TGIS in the preparation of its financial statements.

    SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the 4:00 p.m. Eastern Standard Time price of such exchanges; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

    Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

    SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

    FUTURES CONTRACTS. Account TGIS may use stock index futures contracts, and may also use interest rate futures contracts, as a substitute for the purchase or sale of individual securities. When Account TGIS enters into a futures contract, it agrees to buy or sell a specified index of stocks or debt securities at a future time for a fixed price, unless the contract is closed prior to expiration. Account TGIS is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

    It is Account TGIS's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

    Futures contracts purchased by Account TGIS are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account TGIS holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified indexes or debt securities associated with the futures contract.

    OPTIONS. Account TGIS may purchase index or individual equity put or call options, thereby obtaining the right to sell or buy a fixed number of shares of the underlying asset at the stated price on or before the stated expiration date. Account TGIS may sell the options before expiration. Options held by Account TGIS are listed on either national securities exchanges or on over-the-counter markets and are short-term contracts with a duration of less than nine months. The market value of the options will be based on the 4:00 p.m. Eastern Standard Time price of the respective exchange, or in the absence of such price, the latest bid quotation.

    REPURCHASE AGREEMENTS. When Account TGIS enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TGIS plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TGIS securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TGIS monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TGIS's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES. The operations of Account TGIS form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under the existing federal income tax law no taxes are payable on the investment income and capital gains of Account TGIS. Account TGIS is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

2.  INVESTMENTS

    The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities), were $93,542,180 and $61,614,899, respectively; the cost of purchases and proceeds from sales of direct and indirect U.S. government securities were $4,810,871 and $17,207,886, respectively, for the year ended December 31, 2000. Realized gains and losses from investment security transactions are reported on an identified cost basis.

    Account TGIS placed a portion of its security transactions with brokerage firms which are affiliates of The Travelers. The commissions paid to these affiliated firms were $10,928 and $6,389 for the years ended December 31, 2000 and 1999, respectively.

    At December 31, 2000, Account TGIS held 70 open S&P 500 Stock Index futures contracts expiring in March, 2001. The underlying face value, or notional value, of these contracts at December 31, 2000 amounted to $23,362,500. In connection with these contracts, short-term investments with a par value of $2,000,000 had been pledged as margin deposits.

    Net realized gains (losses) resulting from futures contracts were ($4,545,135) and $1,999,495 for the years ended December 31, 2000 and 1999, respectively. These gains (losses) are included in the net realized gain (losses) from investment security transactions on both the Statement of Operations and the Statement of Changes in Net Assets. The cash settlement for December 31, 2000 is shown on the Statement of Assets and Liabilities as a payable for variation on futures margin.

3.  CONTRACT CHARGES

    Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account TGIS's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Citigroup Inc.

    A market timing fee equivalent on an annual basis to 1.25% of the average net assets of Account TGIS is deducted for market timing services. The Travelers deducts the fee daily and, in turn, pays the fee to CitiStreet Financial Services LLC (formerly Copeland Financial Services, Inc.), a registered investment adviser and an affiliate of The Travelers which provides market timing services to participants in Account TGIS.

    Insurance charges are paid for the mortality and expense risks assumed by The Travelers. Each business day, The Travelers deducts a mortality and expense risk charge which is reflected in the calculation of accumulation unit values. This charge equals, on an annual basis, 1.25%. Additionally, for contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial years) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

    No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $86,762 and $55,337 of contingent deferred sales charges for the years ended December 31, 2000 and 1999, respectively.

4.  SUPPLEMENTARY INFORMATION
    (Selected data for a unit outstanding throughout each year.)








                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                             --------------------------------------------------------
                                                                2000       1999        1998       1997        1996
                                                                ----       ----        ----       ----        ----
SELECTED PER UNIT DATA:


    Total investment income...............................    $  .094    $   .076    $   .064   $   .075    $   .061
    Operating expenses....................................       .145        .136        .110       .090        .069
                                                             ---------  ----------  ---------- ----------  ----------

    Net investment loss...................................      (.051)      (.060)      (.046)     (.015)      (.008)


    Unit value at beginning of year.......................      5.394       4.468       3.526      2.717       2.263
    Net realized and change in unrealized gains (losses)..      (.664)       .986        .988       .824        .462
                                                             ---------  ----------  ---------- ----------  ----------


    Unit value at end of year.............................    $ 4.679    $  5.394    $  4.468   $  3.526    $  2.717
                                                             =========  ==========  ========== ==========  ==========



SIGNIFICANT RATIOS AND ADDITIONAL DATA:
    Net increase (decrease) in unit value.................    $  (.72)   $    .93    $    .94   $    .81    $    .45
    Ratio of operating expenses to average net assets*....      2.82%       2.82%       2.82%      2.82%       2.82%
    Ratio of net investment loss to average net assets*...     (.98)%     (1.25)%     (1.16)%     (.45)%      (.34)%
    Number of units outstanding at end of year (thousands)     27,691      26,010      25,192     60,312      68,111
    Portfolio turnover rate...............................        59%         51%         81%        63%         81%


  * Annualized


5.  SUBSEQUENT EVENT

    On January 5, 2001, $50,704,149 of the net assets of The Travelers Timed Short-Term Bond Account for Variable Annuities were transferred to The Travelers Timed Growth and Income Stock Account for Variable Annuities, as a result of a transfer order made by a market timer on behalf of subscribing participants.

             THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                            FOR VARIABLE ANNUITIES

                           STATEMENT OF INVESTMENTS
                              DECEMBER 31, 2000





                                     NO. OF       MARKET
                                     SHARES        VALUE
                                    ----------   ----------
COMMON STOCKS (80.7%)

 AEROSPACE (0.6%)
  Boeing Co.                           12,700  $   838,200
                                               ------------

 AIRLINES (0.2%)
  AMR Corp. (A)                         7,960      311,933
                                               ------------

 AUTOMOTIVE (0.8%)
  Ford Motor Co.                       20,278      475,266
  General Motors Corp.                  5,100      259,781
  Harley Davidson, Inc.                 6,000      238,500
                                               ------------
                                                   973,547
                                               ------------
 BANKING (5.1%)
  Bank of America Corp.                12,203      559,813
  Bank of New York                     11,800      651,212
  Bank One Corp.                       16,772      614,274
  Capital One Financial Corp.           4,600      302,738
  Chase Manhattan Corp.                15,472      703,009
  Fifth Third BanCorp.                  3,600      215,213
  Firstar Corp.                        20,300      471,975
  FleetBoston Financial Corp.          17,774      667,636
  J.P. Morgan & Company                 1,400      231,700
  MBNA Corp.                           13,100      483,881
  National City Corp.                  15,100      434,125
  State Street Corp.                    2,400      298,104
  Wells Fargo & Co.                    17,900      996,806
                                               ------------
                                                 6,630,486
                                               ------------
 BEVERAGE (2.5%)
  Adolph Coors Co.                      4,900      393,531
  Anheuser-Busch Cos.                  11,800      536,900
  Coca-Cola Co.                        23,500    1,432,031
  PepsiCo, Inc.                        17,700      877,256
                                               ------------
                                                 3,239,718
                                               ------------
 BROKERAGE (2.6%)
  Bear Stearns Cos., Inc.               7,700      390,294
  Charles Schwab Corp.                 10,500      297,937
  Lehman Brothers Holding, Inc.         9,900      669,488
  Merrill Lynch & Co.                  12,100      825,069
  Morgan Stanely Dean Witter & Co.     15,780    1,250,565
                                               ------------
                                                 3,433,353
                                               ------------
 BUILDING MATERIALS (0.1%)
  Masco Corp.                           7,000      179,813
                                               ------------


                                     NO. OF       MARKET
                                     SHARES        VALUE
                                    ----------   ----------
 CAPITAL GOODS (0.6%)
  Applied Materials, Inc.(A)            7,300  $   278,769
  Nucor Corp.                           1,500       59,531
  Tellabs, Inc. (A)                     7,100      400,928
                                               ------------
                                                   739,228
                                               ------------
 CHEMICALS (0.9%)
  Air Products &
  Chemical, Inc.                        4,500      184,500
  Dow Chemical Co.                      6,200      227,075
  E.I. Dupont de Nemours & Co.          9,114      440,320
  Eastman Chemical Co.                  2,100      102,375
  Praxair, Inc.                         1,500       66,563
  Rohm & Haas Co.                       4,100      148,881
  Union Carbide Corp.                   1,100       59,194
                                               ------------
                                                 1,228,908
                                               ------------
 CONGLOMERATES (4.9%)
  General Electric Co.                 95,000    4,554,063
  Minnesota Mining &
   Manufacturing Co.                    2,100      253,050
  Tyco International Ltd.              22,318    1,238,649
  United Technologies Corp.             4,600      361,675
                                               ------------
                                                 6,407,437
                                               ------------
 CONSUMER (1.5%)
  Alberto-Culver Co.                    5,700      244,031
  Ball Corp.                            3,000      138,187
  Black & Decker Corp.                  2,300       90,275
  Colgate-Palmolive Co.                 8,100      522,855
  Kimberly Clark Corp.                  4,920      347,795
  Procter & Gamble Co.                  7,670      601,616
                                               ------------
                                                 1,944,759
                                               ------------
 DEFENSE (0.3%)
  Lockheed Martin Corp.                10,000      339,500
                                               ------------

 ENTERTAINMENT (2.0%)
  Carnival Corp.                        9,800      301,962
  Harrah's Entertainment (A)            7,300      192,537
  Time Warner, Inc.                    13,500      705,240
  Viacom, Inc. (A)                     14,462      676,099
  Walt Disney Co.                      21,123      611,247
                                               ------------
                                                 2,487,085
                                               ------------
 FINANCE (1.7%)
  American Express Co.                 19,300    1,060,294
  Household Finance Corp.               7,900      434,500
  Knight Trading Group (A)             17,800      248,645
  Providian Financial Corp.             7,400      425,500
                                               ------------
                                                 2,168,939
                                               ------------

                      STATEMENT OF INVESTMENTS - CONTINUED










                                     NO. OF       MARKET
                                     SHARES        VALUE
                                    ----------   ----------
 FOOD (1.0%)
  Keebler Foods                         7,100  $   294,206
  McDonald's Corp.                      6,600      224,400
  Sysco Corp.                          17,400      522,000
  Tricon Global Restaurants (A)         7,000      231,000
                                                -----------
                                                 1,271,606
                                                -----------
 HEALTHCARE (2.2%)
  Abbott Laboratories                   8,800      426,250
  Appelera Corp.-Applied
   Biosystems Group
                                        4,300      404,469
  Cardinal Health, Inc.                 5,700      567,862
  HCA - The Healthcare Company          9,200      404,892
  Tenet Healthcare (A)                  7,300      324,394
  Trigon Healthcare (A)                 4,700      365,719
  UnitedHealth Group, Inc. (A)          6,000      368,250
                                                -----------
                                                 2,861,836
                                                -----------
 INDEPENDENT ENERGY (0.2%)
  Apache Corp.                          3,700      259,231
                                                -----------

 INSURANCE (3.5%)
  Ambac Financial Group, Inc.           4,500      262,406
  American General Corp.                2,100      171,150
  ChoicePoint, Inc. (A)                   620       40,649
  Chubb Corp.                           4,700      406,550
  CIGNA Corp.                           4,300      568,890
  International Lease Financial Corp.  20,502    2,020,728
  Lincoln National Corp.                6,900      326,456
  MBIA Inc.                             3,800      281,675
  MGIC Investment                       6,300      424,856
                                                -----------
                                                 4,503,360
                                                -----------
 INTEGRATED ENERGY (4.8%)
  Anadarko Petroleum                    2,800      199,024
  Chevron Corp.                         7,400      624,837
  Conoco, Inc.                          5,298      153,311
  Exxon Mobil Corp.                    33,060    2,874,154
  Kerr Mcgee Corp.                      3,700      247,669
  Occidental Petroleum Corp.            3,700       89,725
  Phillips Petroleum Co.                2,400      136,500
  Royal Dutch Peteroleum Co.           18,900    1,144,631
  Texaco, Inc.                          4,900      304,413
  Unocal Corp.                          4,000      154,750
  USX-Marathon Group                    2,700       74,925
  Williams Cos.                         6,700      267,581
                                                -----------
                                                 6,271,520
                                                -----------
 LODGING (0.2%)
  Marriott International, Inc.          7,300      308,425
                                                -----------

 MEDIA (1.8%)
  Clear Channel
   Communications, Inc. (A)             5,400      261,562
  Comcast Corp.                        12,700      529,829
  Gannett Company, Inc.                 3,800      239,637
  Interpublic Group Companies, Inc.     4,900      208,556
  Knight-Ridder, Inc.                   4,100      233,188
  McGraw-Hill Companies                 5,400      316,575
  Reader's Digest Association           6,100      238,663
  Tribune Co.                           7,200      304,200
                                                -----------
                                                 2,332,210
                                                -----------


                                     NO. OF       MARKET
                                     SHARES        VALUE
                                    ----------   ----------
 METALS (0.4%)
  Alcan Aluminum Ltd.                   1,800  $    61,538
  Alcoa, Inc.                           8,848      296,408
  Barrick Gold Corp.                    6,900      113,022
  Phelps Dodge Corp.                    2,400      133,950
                                                -----------
                                                   604,918
                                                -----------
 NATURAL GAS PIPELINE (0.8%)
  Dynegy Inc.                           3,000      168,188
  Enron Corp.                          10,000      831,250
                                                -----------
                                                   999,438
                                                -----------
 OIL FIELD (0.6%)
  Baker Hughes, Inc.                    3,000      124,687
  Halliburton Co.                       4,300      155,875
  Schlumberger Ltd.                     4,900      391,694
  Transocean Sedco Forex, Inc.          2,635      121,210
                                                -----------
                                                   793,466
                                                -----------
 PAPER (0.6%)
  Avery Dennison Corp.                  2,500      137,187
  Georgia-Pacific Group                 3,300      102,713
  International Paper Co.               7,500      306,094
  Mead Corp.                            2,890       90,674
  Weyerhaeuser Co.                      2,000      101,500
                                                -----------
                                                   738,168
                                                -----------
 PHARMACEUTICALS (8.7%)
  Allergan, Inc.                        3,400      329,163
  ALZA Corp. (A)                        7,400      314,500
  American Home Products Corp.          5,100      324,105
  Amgen, Inc. (A)                       7,400      473,369
  Baxter International, Inc.            2,800      247,275
  Biomet, Inc.                          6,000      238,500
  Bristol-Myers Squibb Co.             17,500    1,293,906
  Eli Lilly & Co.                       6,400      595,600
  Forest Laboratories, Inc. (A)         2,500      332,187
  Johnson & Johnson                    13,900    1,460,369
  MedImmune, Inc. (A)                   1,800       85,894
  Merck & Co., Inc.                    21,100    1,975,487
  Pfizer, Inc.                         59,030    2,715,380
  Pharmacia Corp.                      11,280      688,080
  Schering-Plough Corp.                 4,800      272,400
                                                -----------
                                                11,346,215
                                                -----------
 REFINING (0.1%)
  Tosco Corp.                           2,600       88,238
                                                -----------

 RETAILERS (3.4%)
  Bed Bath & Beyond, Inc. (A)           9,400      210,619
  Best Buy Company, Inc. (A)            4,100      121,206
  CDW Computer Centers (A)              3,500       97,563
  CVS Corp.                             3,400      203,788
  Federated Department Stores (A)       7,000      245,000
  Home Depot, Inc.                     14,150      646,478
  Kohl's Corp. (A)                      9,600      585,600
  Walgreen Co.                          9,000      376,312
  Wal-Mart Stores, Inc.                36,700    1,949,688
                                                -----------
                                                 4,436,254
                                                -----------

                                    NO. OF       MARKET
                                    SHARES        VALUE
                                   ----------   ----------
 SERVICES (3.9%)
  Biogen, Inc. (A)                     1,500   $   90,141
  Manpower, Inc.                       6,200      235,600
  Medtronic, Inc.                      5,500      332,062
  Microsoft (A)                       47,400    2,057,459
  Oracle Corp. (A)                    59,700    1,735,031
  Paychex, Inc.                       13,200      642,263
                                               -----------
                                                5,092,556
                                               -----------
 SUPERMARKETS (0.8%)
  Kroger Co. (A)                      18,400      497,950
  Safeway, Inc. (A)                    8,943      558,938
                                               -----------
                                                1,056,888
                                               -----------
 TECHNOLOGY (14.1%)
  Adobe Systems, Inc.                  5,400      314,212
  Agilent Technologies, Inc. (A)       8,500      465,375
  Altera Corp. (A)                     6,800      179,138
  America Online, Inc. (A)            20,400      709,920
  Analog Devices, Inc. (A)            11,700      598,894
  Ariba, Inc. (A)                      1,400       75,119
  Automatic Data Processing            3,800      240,587
  BroadVision, Inc. (A)                9,900      116,944
  Cisco Systems, Inc. (A)             68,200    2,608,650
  Compaq Computer Corp.               15,578      234,449
  Corning, Inc.                       12,000      633,750
  EMC Corp. (A)                       17,400    1,157,100
  First Data Corp.                     7,300      384,619
  Hewlett Packard Co.                 11,700      369,281
  Intel Corp.                         62,720    1,885,520
  International Business
   Machines Corp.                     17,500    1,487,500
  ITT Industries                      12,800      496,000
  JDS Uniphase Corp. (A)              12,200      507,825
  Lam Research (A)                     6,700       97,569
  Linear Technology Corp.              4,500      207,985
  Lucent Technologies                 22,726      306,801
  Mercury Interactive Co. (A)          1,400      126,306
  Micron Technologies, Inc. (A)       11,600      411,800
  Network Appliance Corp. (A)          3,100      198,981
  Palm, Inc. (A)                       8,300      234,735
  PerkinElmer, Inc.                    2,100      220,500
  QUALCOMM, Inc. (A)                   7,300      599,741
  Sanmina Corp. (A)                    5,200      398,613
  Scientific-Atlanta, Inc.            11,500      374,469
  Siebel Systems, Inc. (A)             4,700      317,691
  Solectron Corp. (A)                  5,400      183,060
  Sun Microsystems, Inc. (A)          40,400    1,124,889
  Texas Instruments, Inc.             11,900      563,762
  TranSwitch Corp. (A)                 6,700      262,347
  VERITAS Software Corp. (A)           3,000      262,594
  Xilinx, Inc. (A)                     2,400      111,150
                                               -----------
                                                18,467,876
                                               -----------

                                    NO. OF       MARKET
                                    SHARES        VALUE
                                   ----------   ----------
 TELECOMMUNICATIONS (5.4%)
  ALLTEL Corp.                         3,700   $  231,019
  AT&T Corp.                          25,961      449,450
  BellSouth Corp.                     13,700      560,844
  Broadcom Corp. (A)                   3,600      302,512
  Global Crossing Ltd. (A)             6,400       91,600
  MCI Worldcom, Inc. (A)              27,726      389,897
  Nextel Communications, Inc. (A)     17,000      420,220
  Nortel Networks Corp.               28,600      916,987
  Qwest Communications
   International                      15,916      652,556
  SBC Communications, Inc.            24,988    1,193,177
  Sprint Corp. - PCS Group (A)        22,270      455,143
  Telephone & Data Systems             4,100      369,000
  Verizon Communications, Inc.        19,626      983,753
                                               -----------
                                                7,016,158
                                               -----------
 TOBACCO (0.9%)
  Philip Morris Cos.                  25,900    1,139,600
                                               -----------

 TRANSPORTATION (0.2%)
  PACCAR, Inc.                         5,600      275,975
                                               -----------

 U.S. AGENCY (1.1%)
  Federal Home Loan Mortgage Corp.     7,900      544,112
  Federal Association National
   Mortgage                            9,900      858,825
                                               -----------
                                                1,402,937
                                               -----------
 UTILITIES (2.2%)
  AES Corp. (A)                        7,400      409,775
  Dominion Resources, Inc.             6,100      408,700
  Exelon Corp.                         7,000      491,470
  FirstEnergy Corp.                   11,400      359,812
  FPL Group, Inc.                      6,800      487,900
  Montana Power Co.                    4,000       83,000
  PG&E Corp.                           8,600      172,000
  Southern Co.                         3,700      123,025
  TXU Corp.                            8,700      385,519
                                               -----------
                                                2,921,201
                                               -----------
  TOTAL COMMON STOCK
   (COST $105,384,156 )                       105,110,982
                                              ------------

                                     PRINCIPAL     MARKET
                                      AMOUNT        VALUE
                                     ----------   ---------
SHORT-TERM INVESTMENTS (19.3%)
 COMMERCIAL PAPER (17.8%)
  Ford Motor Credit Co.,
   6.64% due January 3, 2001       $ 4,000,000  $ 3,996,348
  GE Capital Corp.,
   6.72% due January 18, 2001        5,000,000    4,981,900
  Household Finance Corp.,
   6.70% due January 2, 2001         5,252,000    5,248,161
  Merrill Lynch & Co., Inc.,
   6.70% due January 25, 2001        4,000,000    3,980,520
  Verizon Global Funding Corp.,
   6.70% due January 8, 2001         5,000,000    4,990,900
                                                 ----------
                                                 23,197,829
                                                 ----------
 U.S. TREASURY (1.5%)
  United States of America Treasury,
   6.28% due April 12, 2001 (B)      2,000,000    1,968,942
                                                 ----------

   TOTAL SHORT-TERM
   INVESTMENTS (COST $25,175,868)                25,166,771
                                                 ----------

                                     NOTIONAL
                                       VALUE
                                     ----------
FUTURES CONTRACTS (0.0%)

 S&P 500 Stock Index,
  Exp. March, 2001 (C)             $ 23,362,500            -
                                                  ----------

 TOTAL INVESTMENTS (100%)
   (COST $130,560,024) (D)                      $130,277,753
                                                 ===========





NOTES

(A)  Non-income Producing Security.

(B) Par value of $2,000,000 pledged to cover margin deposits on futures contracts.

(C) As more fully discussed in Note 1 to the financial statements, it is Account TGIS's practice to hold cash and cash equivalents (including short-term investments) at least equal to the underlying face value, or notional value, of outstanding purchased futures contracts, less the initial margin. Account TGIS uses futures contracts as a substitute for holding individual securities.

(D) At December 31, 2000, net unrealized depreciation for all securities was $282,271. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $14,423,809 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $14,706,080.




                      See Notes to Financial Statements

                         INDEPENDENT AUDITORS' REPORT


The Board of Managers and the Owners of Variable Annuity Contracts of The Travelers Timed Growth and Income Stock Account for Variable Annuities:

We have audited the accompanying statement of assets and liabilities of The Travelers Timed Growth and Income Stock Account for Variable Annuities, including the statement of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets and the selected per unit data and ratios for each of the years in the two-year period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. The accompanying selected per unit data and ratios for each of the years in the three-year period ended December 31, 1998 were audited by other auditors whose report thereon dated February 15, 1999, expressed an unqualified opinion on those selected per unit data and ratios.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Timed Growth and Income Stock Account for Variable Annuities as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets and selected per unit data and ratios for each of the years in the two-year period then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP

Hartford, Connecticut
February 15, 2001

                                THE TRAVELERS
                               TIMED SHORT-TERM
                                 BOND ACCOUNT
                            FOR VARIABLE ANNUITIES



For most of 2000 the economy showed continued strong growth. However, late in the fourth quarter the first signs of slowing began to appear and the topic of a possible recession in 2001 began to creep into the economic press. Gross Domestic Product growth for the fourth quarter is expected to be 2.7%, up from 2.2% in the third quarter, and growth for 2001 is expected to be 2.6%, well below the rampant growth of recent years. The unemployment rate for December remained at 4.0%.

The yield on the long bond ended the year at 5.46%, down 102 basis points for the year. In a rare move, the Federal Reserve Board ("Fed") cut rates by 50 basis points on January 3 citing slackening demand in the manufacturing sector and worries about a possible slowdown in consumer spending to follow. The Federal Funds rate finished 2000 at 6.50%, up 100 basis points for 2000, but with the recent cut now stands at 6.00%. Most signs point towards further rate cuts by the Fed in the near future in an effort to stave off recession. Most economists are calling for further cuts of 75 to 125 basis points this year.

The strategy in management of The Travelers Timed Short-Term Bond Account for Variable Annuities will be to increase maturities from the current average life of 27 days to approximately 35 days. At December 31, 2000 the asset size of the portfolio was $114.7 million, with an average yield of 6.69%.




PORTFOLIO MANAGER: EMIL J. MOLINARO JR.




                                 [TIMCO LOGO]

                   THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000



ASSETS:
  Investment securities, at market value (cost $114,710,291)..........  $  114,667,006
  Cash ...............................................................           7,167
  Receivables:
    Interest..........................................................          47,740
    Purchase payments and transfers from other Travelers accounts.....          84,352
  Other assets........................................................          10,976
                                                                        --------------

    Total Assets......................................................     114,817,241
                                                                        --------------



LIABILITIES:
  Payables:
    Contract surrenders and transfers to other Travelers accounts.....          53,868
    Investment management and advisory fees...........................          10,127
    Market timing fees................................................          39,157
    Insurance charges.................................................          39,157
  Accrued liabilities.................................................              24
                                                                        --------------

    Total Liabilities.................................................         142,333
                                                                        --------------


NET ASSETS:
   (Applicable to 75,111,873 units outstanding at $1.527 per unit)....  $  114,674,908
                                                                        ==============





                        See Notes to Financial Statements

                   THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000



INVESTMENT INCOME:
 Interest........................................................                   $   10,056,551

EXPENSES:
 Market timing fees..............................................    $  1,961,734
 Investment management and advisory fees.........................         507,383
 Insurance charges...............................................       1,961,734
                                                                     -------------

   Total expenses................................................                        4,430,851
                                                                                     --------------

     Net investment income.......................................                        5,625,700
                                                                                     --------------


REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES:
 Realized gain (loss) from investment security transactions:
   Proceeds from investment securities sold......................      99,933,206
   Cost of investment securities sold............................      99,936,783
                                                                     -------------


     Net realized loss...........................................                           (3,577)

 Change in unrealized gain (loss) on investment securities:
   Unrealized gain at December 31, 1999..........................          32,987
   Unrealized loss at December 31, 2000..........................         (43,285)
                                                                     -------------


     Net change in unrealized gain (loss) for the year...........                          (76,272)
                                                                                     --------------

       Net realized loss and change in unrealized gain (loss)....                          (79,849)
                                                                                     --------------

 Net increase in net assets resulting from operations............                   $    5,545,851
                                                                                     ==============




                        See Notes to Financial Statements

                   THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999





                                                                                      2000             1999
                                                                                      ----             ----
OPERATIONS:
 Net investment income....................................................      $    5,625,700   $    4,340,748
 Net realized loss from investment security transactions..................              (3,577)            (531)
 Net change in unrealized gain (loss) on investment securities............             (76,272)          39,291
                                                                                ---------------  ---------------

  Net increase in net assets resulting from operations....................           5,545,851        4,379,508
                                                                                ---------------  ---------------


UNIT TRANSACTIONS:
 Participant purchase payments
  (applicable to 5,766,361 and 5,354,365 units, respectively).............           8,626,833        7,790,491
 Participant transfers from other Travelers accounts
  (applicable to 3,792,184 and 4,539,700 units, respectively).............           5,668,335        6,611,717
 Market timing transfers from other Travelers timed accounts
  (applicable to 52,637,447 and 71,856,849 units, respectively)...........          77,810,899      104,699,427
 Administrative charges
  (applicable to 104,888 and 107,746 units, respectively).................            (158,232)        (157,465)
 Contract surrenders
  (applicable to 16,299,699 and 12,251,352 units, respectively)...........         (24,353,003)     (17,827,446)
 Participant transfers to other Travelers accounts
  (applicable to 6,267,735 and 8,299,415 units, respectively).............          (9,368,541)     (12,076,485)
 Market timing transfers to other Travelers timed accounts
  (applicable to 73,727,663 and 88,289,250 units, respectively)...........        (110,097,542)    (128,674,249)
 Other payments to participants
  (applicable to 349,909 and 204,194 units, respectively).................            (521,830)        (296,703)
                                                                                ---------------  ---------------


  Net decrease in net assets resulting from unit transactions.............         (52,393,081)     (39,930,713)
                                                                                ---------------  ---------------

    Net decrease in net assets............................................         (46,847,230)     (35,551,205)


NET ASSETS:
 Beginning of year........................................................         161,522,138      197,073,343
                                                                                ---------------  ---------------

 End of year..............................................................      $  114,674,908   $  161,522,138
                                                                               ===============  ===============


                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Timed Short-Term Bond Account for Variable Annuities ("Account TSB") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account TSB is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TSB have entered into market timing service agreements with an affiliate of The Travelers, which provide for the transfer of participants' funds to certain other timed accounts of The Travelers, at the discretion of the market timers.

    The following is a summary of significant accounting policies consistently followed by Account TSB in the preparation of its financial statements.

    SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the 4:00 p.m. Eastern Standard Time price of such exchanges; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

    When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities, using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available, are valued by management at prices which it deems in good faith to be fair.

    Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

    SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

    REPURCHASE AGREEMENTS. When Account TSB enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TSB plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TSB securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TSB monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TSB's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES. The operations of Account TSB form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account TSB. Account TSB is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENTS

    Realized gains and losses from investment security transactions are reported on an identified cost basis.

3.  CONTRACT CHARGES

    Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account TSB's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Citigroup Inc.

    A market timing fee equivalent on an annual basis to 1.25% of the average net assets of Account TSB is deducted for market timing services. The Travelers deducts the fee daily and, in turn, pays the fee to CitiStreet Financial Services LLC (formerly Copeland Financial Services, Inc.), a registered investment adviser and an affiliate of The Travelers which provides market timing services to participants in Account TSB.

    Insurance charges are paid for the mortality and expense risks assumed by The Travelers. Each business day, The Travelers deducts a mortality and expense risk charge which is reflected in the calculation of accumulation unit values. This charge equals, on an annual basis, 1.25%. Additionally, for contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial years) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

    No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $122,498 and $105,311 of contingent deferred sales charges for the years ended December 31, 2000 and 1999, respectively.

4.  SUPPLEMENTARY INFORMATION
    (Selected data for a unit outstanding throughout each year.)




                                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                              -------------------------------------------------
                                                                 2000      1999       1998      1997      1996
                                                                 ----      ----       ----      ----      ----
SELECTED PER UNIT DATA:
    Total investment income.................................   $ .096    $ .076     $ .078    $ .077    $ .057
    Operating expenses......................................     .042      .041       .040      .039      .030
                                                              --------   -------    -------   -------   -------

    Net investment income...................................     .054      .035       .038      .038      .027

    Unit value at beginning of year.........................    1.473     1.437      1.399     1.361     1.333
    Net realized and change in unrealized gains.............       -       .001         -         -       .001
                                                              --------   -------    -------   -------   -------


    Unit value at end of year...............................   $1.527    $1.473     $1.437    $1.399    $1.361
                                                               =======   =======    =======   =======   =======

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
    Net increase  in unit value.............................   $  .05    $  .04     $  .04    $  .04    $  .03
    Ratio of operating expenses to average net assets*......    2.82%     2.82%      2.82%     2.82%     2.82%
    Ratio of net investment income to average net assets*...    3.61%     2.38%      2.71%     2.77%     2.47%
    Number of units outstanding at end of year (thousands)..   75,112   109,666    137,067    47,262    54,565


* Annualized


5.  SUBSEQUENT EVENT

    On January 5, 2001, $68,615,139 of the net assets of The Travelers Timed Short-Term Bond Account for Variable Annuities were transferred to The Travelers Timed Aggressive Stock Account for Variable Annuities and The Travelers Timed Growth and Income Stock Account for Variable Annuities in the amounts of $17,910,990 and $50,704,149, respectively, as a result of a transfer order made by a market timer on behalf of subscribing participants.

                   THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                                DECEMBER 31, 2000





                                         PRINCIPAL     MARKET
                                          AMOUNT        VALUE
                                         ----------   ----------
SHORT-TERM INVESTMENTS (100%)
 COMMERCIAL PAPER (100%)
  Alcoa, Inc.,
   6.68% due January 18, 2001          $  5,250,000  $ 5,230,995
  American Honda Finance Corp.,
   6.52% due June 25, 2001                7,500,000    7,500,000
  Asset Securitization Corp.,
   6.76% due January 23, 2001             3,175,000    3,160,668
  DE Funding Corp.,
   6.73% due February 13, 2001            5,000,000    4,959,015
  Ford Motor Credit Co.,
   6.73% due January 29, 2001             5,000,000    4,972,100
  France Telecommunications,
   6.73% due February 12, 2001            4,400,000    4,364,690
  GE Capital Corp.,
   6.72% due January 11, 2001             5,600,000    5,586,778
  General Motors Acceptance Corp.,
   6.72% due January 4, 2001              5,000,000    4,994,525
  Household Finance Corp.,
   6.70% due January 2, 2001              5,485,000    5,480,991
  Merrill Lynch & Co., Inc.,
   6.78% due September 13, 2001           5,000,000    5,000,866
  Morgan Stanley Dean Witter & Co.,
   6.76% due January 10, 2001             5,575,000    5,562,841
  New Castle 2000-A,
   6.80% due January 19, 2001             4,400,000    4,383,284


                                          PRINCIPAL     MARKET
                                           AMOUNT        VALUE
                                          ----------   ----------
 COMMERCIAL PAPER (CONTINUED)
  Preferred Resources Funding Corp.,
   6.78% due January 26, 2001          $  5,000,000  $ 4,974,760
  Providian Master Trust,
   6.80% due January 18, 2001             5,500,000    5,480,090
  Prudential Funding Corp.,
   6.65% due January 17, 2001             5,000,000    4,982,800
  Quebec (Prov of),
   6.70% due January 12, 2001             5,000,000    4,987,295
  Sheffield Resources Corp.,
   6.67% due January 22, 2001             5,500,000    5,476,158
  TECO Financial, Inc.,
   6.71% due February 26, 2001            5,000,000    4,947,890
  UBS Finance (DE), Inc.,
   6.71% due January 16, 2001             5,700,000    5,681,412
  Unilever Capital Corp.,
   6.77% due September 7, 2001            5,000,000    5,002,520
  Verizon Global Funding Corp.,
   6.57% due February 26, 2001            5,000,000    4,947,890
  Vodafone Airtouch PLC,
   6.60% due January 2, 2001              2,000,000    1,998,538
  Windmill Funding Corp.,
   6.79% due January 8, 2001              5,000,000    4,990,900
                                                      -----------

   TOTAL INVESTMENTS (100%)
   (COST $114,710,291)                               $114,667,006
                                                      ===========



                        See Notes to Financial Statements

                          INDEPENDENT AUDITORS' REPORT


The Board of Managers and the Owners of Variable Annuity Contracts of The Travelers Timed Short-Term Bond Account for Variable Annuities:

We have audited the accompanying statement of assets and liabilities of The Travelers Timed Short-Term Bond Account for Variable Annuities, including the statement of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets and the selected per unit data and ratios for each of the years in the two-year period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. The accompanying selected per unit data and ratios for each of the years in the three-year period ended December 31, 1998 were audited by other auditors whose report thereon dated February 15, 1999, expressed an unqualified opinion on those selected per unit data and ratios.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Timed Short-Term Bond Account for Variable Annuities as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets and selected per unit data and ratios for each of the years in the two-year period then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP

Hartford, Connecticut
February 15, 2001

                                  THE TRAVELERS
                                TIMED AGGRESSIVE
                                  STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES


The Travelers Timed Aggressive Stock Account for Variable Annuities ("Account TAS") is managed by the Travelers Investment Management Company ("TIMCO"). TIMCO manages Account TAS to provide diversified exposure to the mid- and small-capitalization sector of the U.S. equity market, while maintaining a highly marketable portfolio of common stocks and related financial instruments in order to accommodate cash flows associated with market-timing moves. Stock selection is based on a disciplined quantitative screening process that favors companies that are able to grow earnings above consensus expectations and offer attractive relative value. In order to achieve consistent relative performance, we manage the portfolio to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's 400 Mid Cap Stock Index ("S&P 400") . The S&P 400 is a value-weighted index comprised of mid- and small-company stocks.

For the twelve months ending December 31, 2000, Account TAS had a total return of 17.2%, before fees and expenses, in line with the 17.5% total return of the S&P 400. Net of fees and expenses, Account TAS's total return of 14.1% for 2000 was significantly higher than the 3.4% loss by variable annuity stock funds in the Lipper Mid Cap Category. A discussion of portfolio performance in 2000 is presented next with a closer look at the second half of the year.

The Technology sector performed most poorly in 2000 while defensive and interest-rate sensitive value stocks performed significantly better than growth stocks. Our stock selection and performance relative to the benchmark was mixed in most sectors.

The Technology sector saw a tremendous amount of volatility during the course of the year. Earlier in the year, we benefited from our picks in the semiconductor industry. Comverse Technology, Inc., Cypress Semiconductor and Qlogic Corp. performed well as the promise of the Internet and higher capital spending spurred investor interest. The same industry group corrected sharply in the second half of the year as semiconductor and telecommunications equipment stocks were hit hard on concerns of an inventory build-up, excess supply and falling demand.

The software and computer services industry groups within Technology did produce a few big winners for us. Rational Software Corp., Siebel Systems, Inc. and DST Systems were all able to survive the second half meltdown in Technology stocks to register strong gains for the year.

In the Consumer Discretionary sector, we benefited most from our holdings in ACNielson Corp., a provider of market research analysis, which got acquired by global conglomerate VNU NV for a 50% premium. On the other hand, the rise in interest rates and gasoline prices did take a toll on retailing stocks. In the first half of 2000, we were adversely affected by our positions in Ross Stores, Inc., a retail apparel and accessories stores, and Leggett & Platt, Inc. a manufacturer of home furnishings. Modis Professional Services was hurt by a dent in staffing profits as a result of tight labor markets and Reynolds & Reynolds Co. declined after a third quarter profits warning.

As evidence of an economic slowdown mounts, all eyes are on the Federal Reserve Board as investors hope that an easier monetary policy provides relief to counteract the negative earnings outlook. As the market seesaws between these two forces, volatility may be expected to remain high. In our disciplined approach to stock selection, we continue to screen our research universe of over 800 mid cap securities for companies that offer improving earnings fundamentals at discounted stock valuations.



PORTFOLIO MANAGER:  SANDIP A. BHAGAT, CFA






                                 [TIMCO LOGO]

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000




ASSETS:
 Investment securities, at market value (cost $65,717,285)...........   $ 69,296,684
 Cash................................................................         16,975
 Receivables:
  Dividends..........................................................            568
  Investment securities sold.........................................        116,515
  Purchase payments and transfers from other Travelers accounts......        146,025
 Other assets........................................................             48
                                                                        ------------
    Total Assets.....................................................     69,576,815
                                                                        ------------
LIABILITIES:
 Payables:
  Investment management and advisory fees............................          6,501
  Variation on futures margin........................................        110,550
  Market timing fees.................................................         23,219
  Insurance charges..................................................         23,219
 Accrued liabilities.................................................             65
                                                                        ------------
    Total Liabilities................................................        163,554
                                                                        ------------

NET ASSETS:
    (Applicable to 13,923,077 units outstanding at $4.986 per unit)..   $ 69,413,261
                                                                        ============





                        See Notes to Financial Statements

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000


INVESTMENT INCOME:
  Dividends............................................................... $     460,488
  Interest................................................................       577,275
                                                                           -------------
    Total income..........................................................                 $    1,037,763

EXPENSES:
  Market timing fees......................................................       730,200
  Investment management and advisory fees.................................       204,456
  Insurance charges.......................................................       730,200
                                                                           -------------


    Total expenses........................................................                      1,664,856
                                                                                          ---------------


      Net investment loss.................................................                       (627,093)
                                                                                          ---------------


REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED GAIN (LOSS)
    ON INVESTMENT SECURITIES:
  Realized gain (loss) from investment security transactions:
    Proceeds from investment securities sold..............................    79,794,787
    Cost of investment securities sold....................................    71,360,906
                                                                           -------------


      Net realized gain...................................................                      8,433,881

  Change in unrealized gain (loss) on investment securities:
    Unrealized gain at December 31, 1999..................................     5,910,430
    Unrealized gain at December 31, 2000..................................     3,579,399
                                                                           -------------


      Net change in unrealized gain (loss) for the year...................                     (2,331,031)
                                                                                          ---------------


        Net realized gain and change in unrealized gain (loss)............                      6,102,850
                                                                                          ---------------


  Net increase in net assets resulting from operations....................                 $    5,475,757
                                                                                          ===============






                        See Notes to Financial Statements

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999


                                                                                2000              1999
                                                                                ----              ----
OPERATIONS:
 Net investment loss.....................................................   $    (627,093)   $   (903,107)
 Net realized gain from investment security transactions.................       8,433,881       9,025,810
 Net change in unrealized gain (loss) on investment securities...........      (2,331,031)     (1,823,114)
                                                                           ---------------  --------------


  Net increase in net assets resulting from operations...................       5,475,757       6,299,589
                                                                           ---------------  --------------


UNIT TRANSACTIONS:
 Participant purchase payments
  (applicable to 585,332 and 726,794 units, respectively)................       2,792,157       2,801,681
 Participant transfers from other Travelers accounts
  (applicable to 346,667 and 303,988 units, respectively)................       1,666,471       1,208,994
 Market timing transfers from other Travelers timed accounts
  (applicable to 6,868,233 and 8,768,263 units, respectively)............      34,181,678      34,666,009
 Administrative charges
  (applicable to 14,696 and 19,074 units, respectively)..................         (70,684)        (78,066)
 Contract surrenders
  (applicable to 1,732,694 and 1,705,802 units, respectively)............      (8,158,333)     (6,596,120)
 Participant transfers to other Travelers accounts
  (applicable to 832,524 and 2,129,169 units, respectively)..............      (3,950,133)     (8,294,458)
 Market timing transfers to other Travelers timed accounts
  (applicable to 6,444,823 and 7,187,938 units, respectively)............     (28,708,643)    (27,827,485)
 Other payments to participants
  (applicable to 32,839 and 28,865 units, respectively)..................        (164,002)       (108,294)
                                                                           ---------------  --------------


  Net decrease in net assets resulting from unit transactions............      (2,411,489)     (4,227,739)
                                                                           ---------------  --------------


    Net increase in net assets...........................................       3,064,268       2,071,850

NET ASSETS:
 Beginning of year.......................................................      66,348,993      64,277,143
                                                                           ---------------  --------------

 End of year.............................................................   $  69,413,261    $ 66,348,993
                                                                           ===============  ==============



                        See Notes to Financial Statements

                        NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Timed Aggressive Stock Account for Variable Annuities ("Account TAS") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account TAS is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TAS have entered into market timing service agreements with an affiliate of The Travelers, which provide for the transfer of participants' funds to certain other timed accounts of The Travelers, at the discretion of the market timers.

    The following is a summary of significant accounting policies consistently followed by Account TAS in the preparation of its financial statements.

    SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the 4:00 p.m. Eastern Standard Time price of such exchanges; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

    Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

    SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

    FUTURES CONTRACTS. Account TAS may use stock index futures contracts, and may also use interest rate futures contracts, as a substitute for the purchase or sale of individual securities. When Account TAS enters into a futures contract, it agrees to buy or sell a specified index of stocks, or debt securities, at a future time for a fixed price, unless the contract is closed prior to expiration. Account TAS is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

    It is Account TAS's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

    Futures contracts purchased by Account TAS are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account TAS holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified indexes or debt securities associated with the futures contract.

    OPTIONS. Account TAS may purchase index or individual equity put or call options, thereby obtaining the right to sell or buy a fixed number of shares of the underlying asset at the stated price on or before the stated expiration date. Account TAS may sell the options before expiration. Options held by Account TAS are listed on either national securities exchanges or on over-the-counter market and are short-term contracts with a duration of less than nine months. The market value of the options will be based on the 4:00 p.m. Eastern Standard Time price of the respective exchange, or in the absence of such price, the latest bid quotation.

    REPURCHASE AGREEMENTS. When Account TAS enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TAS plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TAS securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TAS monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TAS's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES. The operations of Account TAS form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account TAS. Account TAS is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENTS

    The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities), were $57,801,646 and $52,187,012, respectively; the costs of purchases and proceeds from sales of direct and indirect U.S. government securities were $2,943,277 and $6,075,000, respectively, for the year ended December 31, 2000. Realized gains and losses from investment security transactions are reported on an identified cost basis.

    Account TAS placed a portion of its security transactions with brokerage firms which are affiliates of The Travelers. The commissions paid to these affiliated firms were $2,620 and $13,755 for the years ended December 31, 2000 and 1999, respectively.

    At December 31, 2000, Account TAS held 22 open S&P 400 MidCap Index futures contracts expiring in March, 2001. The underlying face value, or notional value, of these contracts at December 31, 2000 amounted to $5,749,150. In connection with these contracts, short-term investments with a par value of $1,000,000 had been pledged as margin deposits.

    Net realized gains (losses) resulting from futures contracts were ($851,011) and $1,028,832 for the years ended December 31, 2000 and 1999, respectively. These gains (losses) are included in the net realized gain from investment security transactions on both the Statement of Operations and the Statement of Changes in Net Assets. The cash settlement for December 31, 2000 is shown on the Statement of Assets and Liabilities as a payable for variation on futures margin.

3.  CONTRACT CHARGES

    Investment management and advisory fees are calculated daily at an annual rate of 0.35% of Account TAS's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Citigroup Inc.

    A market timing fee equivalent on an annual basis to 1.25% of the average net assets of Account TAS is deducted for market timing services. The Travelers deducts the fee daily and, in turn, pays the fee to CitiStreet Financial Services LLC (formerly Copeland Financial Services, Inc.), a registered investment adviser and an affiliate of The Travelers which provides market timing services to participants in Account TAS.

    Insurance charges are paid for the mortality and expense risks assumed by The Travelers. Each business day, The Travelers deducts a mortality and expense risk charge which is reflected in the calculation of accumulation unit values. This charge equals, on an annual basis, 1.25%. Additionally, for contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial years) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

    No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $58,781 and $52,916 of contingent deferred sales charges for the years ended December 31, 2000 and 1999, respectively.

4.  SUPPLEMENTARY INFORMATION
    (Selected data for a unit outstanding throughout each year.)



                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                                  -----------------------------------------------
                                                                    2000     1999       1998      1997      1996
                                                                    ----     ----       ----      ----      ----
SELECTED PER UNIT DATA:

    Total investment income..................................     $ .084    $ .052    $ .056    $ .063    $ .041
    Operating expenses.......................................       .135      .110      .098      .085      .069
                                                                  -------   -------   -------   -------   -------

    Net investment (loss)....................................      (.051)    (.058)    (.042)    (.022)    (.028)

    Unit value at beginning of year..........................      4.371     3.907     3.389     2.623     2.253
    Net realized and change in unrealized gains..............       .666     0.522+     .560      .788      .398
                                                                  -------   -------   -------   -------   -------


    Unit value at end of year................................     $4.986    $4.371    $3.907    $3.389    $2.623
                                                                  =======   =======   =======   =======   =======

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
    Net increase in unit value...............................     $  .61    $  .46    $  .52    $  .77    $  .37
    Ratio of operating expenses to average net assets*.......      2.85%     2.85%     2.85%     2.85%     2.84%
    Ratio of net investment (loss) to average net assets*....    (1.06)%   (1.49)%   (1.21)%   (0.76)%   (1.13)%
    Number of units outstanding at end of year (thousands)...     13,923    15,180    16,452    25,865    30,167
    Portfolio turnover rate..................................       106%       85%      113%       92%       98%

  * Annualized

  + Includes a reimbursement of $56,058 from the investment advisor, TIMCO



5.  SUBSEQUENT EVENT

    On January 5, 2001, $17,910,990 of the net assets of The Travelers Timed Short-Term Bond Account for Variable Annuities were transferred to The Travelers Timed Aggressive Stock Account for Variable Annuities, as a result of a transfer order made by a market timer on behalf of subscribing participants.

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                                DECEMBER 31, 2000





                                        NO. OF       MARKET
                                        SHARES        VALUE
                                       ----------   ---------
COMMON STOCKS (90.9%)
 AEROSPACE (0.2%)
  Precision Castparts Corp.                3,100   $  130,394
                                                   ----------

 AIRLINES (0.2%)
  Alaska Air Group, Inc. (A)               4,000      119,000
                                                   ----------

 AUTOMOTIVE (1.1%)
  ArvinMeritor, Inc.                      13,650      155,269
  Borg Warner, Inc.                        4,000      160,000
  Lear Corp. (A)                           8,200      203,462
  Stewart & Stevenson Services, Inc.       9,100      206,741
                                                   ----------
                                                      725,472
                                                   ----------
 BANKING (7.1%)
  Associated Banc-Corp.                    7,562      228,987
  City National Corp.                     10,300      399,769
  Compass Bancshares, Inc.                 7,800      185,982
  Dime Bancorp.                            4,800      141,900
  First Tennesse National Corp.            8,300      240,181
  First Virginia Banks, Inc.               2,800      134,400
  Hibernia Corp.                          22,800      290,700
  Leucadia National                        4,400      155,925
  M&T Bank Corp.                           5,100      346,800
  Marshall & Ilsley Corp.                  8,500      432,055
  Mercantile Bankshares Corp.              9,450      407,236
  National Communications BanCorp.        17,700      438,629
  North Fork Bancorp., Inc.               10,300      252,994
  Pacific Century Financial               12,600      222,862
  Provident Financial Group                7,800      292,257
  Sovereign Bancorp., Inc.                16,000      129,501
  TCF Financial Corp.                      5,100      227,269
  Zions Bancorp.                           5,700      355,716
                                                   ----------
                                                    4,883,163
                                                   ----------
 BEVERAGE (0.3%)
  Pepsi Bottling Group                     5,600      223,650
                                                   ----------

 BROKERAGE (1.6%)
  A.G. Edwards, Inc.                      10,850      514,697
  Legg Mason, Inc.                         4,800      261,600
  Waddell and Reed Financial               9,500      357,437
                                                   ----------
                                                    1,133,734
                                                   ----------
 BUILDING MATERIALS (0.8%)
  Carlisle Cos., Inc.                      7,000      300,562
  Martin Marietta Materials, Inc.          4,200      177,660
  USG Corp.                                3,400       76,500
                                                   ----------
                                                      554,722
                                                   ----------
 CAPITAL GOODS (2.5%)
  American Standard Co. (A)                7,300      359,981
  Minerals Technologies                    2,400       82,050
  SanDisk Corp. (A)                        4,900      136,128
  Tecumseh Products Co.                    4,800      201,450
  Waters Corp. (A)                         8,500      709,750
  York International Corp.                 7,900      242,431
                                                   ----------
                                                    1,731,790
                                                   ----------


                                        NO. OF       MARKET
                                        SHARES        VALUE
                                       ----------   ---------
 CHEMICALS (3.2%)
  Albemarle Corp.                         12,000   $  297,000
  Cabot Corp.                              9,700      255,837
  Crompton Corp.                          12,000      126,000
  IMC Global                              10,100      157,181
  IVAX Corp. (A)                          16,400      628,120
  Lubrizol Corp.                           7,900      203,425
  Lyondell Chemical                        8,600      131,688
  Mylan Laboratories, Inc.                 7,400      186,388
  Solutia, Inc.                           17,200      206,400
                                                   ----------
                                                    2,192,039
                                                   ----------
 CONSUMER (3.8%)
  ACNielsen Corp. (A)                     13,800      500,250
  Acxiom Corp. (A)                        13,300      517,454
  DST Systems, Inc. (A)                   12,900      864,300
  Furniture Brands, Inc. (A)              10,800      227,475
  Outback Steakhouse, Inc. (A)            11,900      307,912
  Viad Corp.                               8,200      188,600
                                                   ----------
                                                    2,605,991
                                                   ----------
 DEFENSE (0.6%)
  Litton Industries (A)                    5,000      393,438
                                                   ----------

 ELECTRIC UTILITIES (6.6%)
  Allete                                  17,000      421,812
  Alliant Energy Corp.                     8,200      261,375
  DPL, Inc.                               14,200      471,262
  DQE                                      7,400      242,350
  Energy East                             12,600      248,063
  Idacorp, Inc.                            6,100      299,281
  Montana Power Co.                       12,700      263,525
  Northeast Utilities                     10,300      249,775
  OGE Energy Corp.                        14,300      349,456
  Powerwave Technology, Inc. (A)           5,200      303,550
  Public Service Of New Mexico            14,800      396,825
  SCANA Corp.                             11,000      325,188
  TECO Energy, Inc.                       15,900      514,762
  Wisconsin Energy Corp.                  10,100      227,881
                                                   ----------
                                                    4,575,105
                                                   ----------
 ENERGY (1.1%)
  Hanover Compressor Holdings (A)          4,500      200,531
  Helmerich & Payne, Inc.                  3,400      149,175
  Ocean Energy, Inc.                      13,500      234,563
  Pioneer Natural Resources (A)            7,900      155,531
                                                   ----------
                                                      739,800
                                                   ----------
 ENTERTAINMENT (0.7%)
  Electronic Arts, Inc. (A)               10,800      460,688
                                                   ----------

 ENVIRONMENTAL (0.4%)
  Micrel Inc. (A)                          8,700      292,810
                                                   ----------

                                        NO. OF       MARKET
                                        SHARES        VALUE
                                       ----------   ---------
 FINANCE (4.1%)
  Allmerica Financial                      6,800   $  493,000
  American Financial Group Holdings        6,800      180,625
  AmeriCredit Corp. (A)                   10,400      283,400
  BISYS Group (A)                          6,000      314,625
  Comdisco, Inc.                          12,100      138,394
  E*Trade Group (A)                       18,100      133,770
  Greenpoint Financial Co.                 8,200      335,687
  Heller Financial, Inc.                   7,900      242,431
  NationsBank Corp. (A)                    5,500      167,235
  Neuberger Berman (A)                     2,800      226,975
  SEI Investments (A)                      3,100      347,297
                                                   ----------
                                                    2,863,439
                                                   ----------
 FOOD (2.8%)
  Brinker International, Inc. (A)         10,100      426,725
  Dreyers Grand Ice Cream, Inc.            7,800      252,282
  Hormel Foods                            11,200      208,600
  IBP, Inc.                               16,300      436,025
  McCormick & Co.                          6,900      248,831
  Suiza Foods Co. (A)                      6,900      331,200
                                                   ----------
                                                    1,903,663
                                                   ----------
 GAMING (0.9%)
  International Game Technology            8,200      393,600
  Park Place Entertainment (A)            18,800      224,425
                                                   ----------
                                                      618,025
                                                   ----------
 HEALTHCARE (4.0%)
  Beckman Coulter, Inc.                   12,900      540,994
  Express Scripts, Inc. (A)                6,900      705,310
  Health Management
   Associates, Inc. (A)                   16,275      337,706
  Minimed, Inc. (A)                        4,500      189,141
  Quest Diagnostics, Inc. (A)              3,900      553,800
  Trigon Healthcare, Inc. (A)              5,700      443,531
                                                   ----------
                                                    2,770,482
                                                   ----------
 HOME CONSTRUCTION (0.1%)
  Clayton Homes, Inc.                      8,637       99,326
                                                   ----------

 INDEPENDENT ENERGY (0.3%)
  Noble Affiliates, Inc.                   4,500      207,000
                                                   ----------

 INDUSTRIAL (3.3%)
  Cintas Corp.                             9,850      524,205
  Cooper Cameron Corp. (A)                 3,600      237,825
  Devry, Inc. (A)                          6,900      260,475
  Grant Prideco, Inc. (A)                  8,200      179,888
  Herman Miller, Inc.                      7,600      218,263
  Hillenbrand Industries, Inc.             7,300      375,950
  Quanta Service, Inc. (A)                 7,300      234,969
  SPX Corp. (A)                            2,300      248,831
                                                   ----------
                                                    2,280,406
                                                   ----------
 INSURANCE (2.6%)
  Gallagher (Arthur J) & Co.               3,500      222,688
  Old Republic International Corp.        14,250      456,000
  Oxford Health Plans, Inc. (A)            5,800      229,281
  PMI Group, Inc.                          6,800      460,275
  Protective Life Corp.                    6,500      209,625
  MONY Group, Inc.                         5,200      257,075
                                                   ----------
                                                    1,834,944
                                                   ----------


                                        NO. OF       MARKET
                                        SHARES        VALUE
                                       ----------   ---------
 MEDIA CABLE (0.9%)
  Univision Communications, Inc. (A)      15,500   $  634,531
                                                   ----------

 MEDIA NON-CABLE (2.5%)
  Belo (A.H.) Corp.                       11,800      188,800
  Chris Craft Industries, Inc. (A)         2,433      161,795
  Hispanic Broadcasting Corp. (A)          6,800      173,400
  Readers Digest Association, Inc.         8,500      332,562
  Scholastic Corp. (A)                     3,100      274,544
  Washington Post Co.                      1,010      623,044
                                                   ----------
                                                    1,754,145
                                                   ----------
 METALS (0.1%)
  Ryerson Tull, Inc.                      11,800       97,350
                                                   ----------

 NATURAL GAS DISTRIBUTORS (0.9%)
  MCN Energy Group, Inc.                   8,400      232,575
  National Fuel Gas Co.                    6,500      409,094
                                                   ----------
                                                      641,669
                                                   ----------
 OIL FIELD (3.9%)
  BJ Services Co. (A)                      6,700      461,462
  Ensco International, Inc.               10,300      350,844
  Global Marine, Inc. (A)                 13,300      377,387
  Noble Drilling Corp. (A)                10,300      447,406
  Smith International, Inc. (A)            3,900      290,794
  Tidewater, Inc.                          5,000      221,875
  Varco International, Inc. (A)            8,150      177,263
  Weatherford International, Inc. (A)      8,200      387,450
                                                   ----------
                                                    2,714,481
                                                   ----------
 PAPER (1.6%)
  Bowater, Inc.                            6,900      388,987
  Georgia-Pacific Group                   10,400      311,350
  Reynolds & Reynolds Co.                 11,900      240,975
  Sonoco Products Co.                      7,750      167,594
                                                   ----------
                                                    1,108,906
                                                   ----------
 PHARMACEUTICALS (6.0%)
  Barr Laboratories, Inc. (A)              2,600      189,638
  Genzyme Corp. (A)                        7,000      629,344
  Gilead Sciences, Inc. (A)                3,100      257,106
  ICN Pharmaceuticals, Inc.                5,800      177,988
  IDEC Pharmaceuticals Corp. (A)           2,500      473,828
  Incyte Genomics, Inc. (A)                4,500      111,797
  Millennium Pharmaceuticals (A)          13,500      835,313
  Omnicare, Inc.                          13,300      287,612
  Protein Design Laboratories (A)          3,400      292,081
  Sepracor (A)                             7,000      560,438
  Vertex Pharmaceuticals, Inc. (A)         4,600      329,044
                                                   ----------
                                                    4,144,189
                                                   ----------
 RAILROADS (0.2%)
  Trinity Industries                       6,100      152,500
                                                   ----------

 REFINING (1.0%)
  Murphy Oil Corp.                         3,500      211,531
  Ultramar Diamond Shamrock Corp.         10,100      311,838
  Valero Energy Corp.                      4,500      167,344
                                                   ----------
                                                      690,713
                                                   ----------

                                       NO. OF       MARKET
                                       SHARES        VALUE
                                      ----------   ----------
 RETAILERS (4.3%)
  Barnes & Noble, Inc. (A)               15,500   $  410,750
  BJs Wholesale Club, Inc. (A)            9,200      353,050
  Callaway Golf Co.                      16,000      298,000
  CDW Computer Centers, Inc. (A)          6,100      170,037
  Dollar Tree Stores (A)                  8,500      208,516
  Family Dollar Stores, Inc.             21,100      452,331
  Fastenal Co.                            4,100      224,860
  Jones Apparel Group, Inc. (A)          10,100      325,094
  Payless ShoeSource, Inc. (A)            5,800      410,350
  Westwood One, Inc.                      9,200      177,675
                                                  -----------
                                                   3,030,663
                                                  -----------
 SERVICES (3.8%)
  Apollo Group, Inc. (A)                  9,000      442,687
  Cadence Design System (A)              14,650      402,875
  Concord EFS, Inc. (A)                  12,000      527,250
  International Speedway                  1,700       65,291
  Lincare Holdings, Inc. (A)              8,500      484,766
  Manpower, Inc.                          8,500      323,000
  Sungard Data Systems, Inc. (A)          7,900      372,288
                                                  -----------
                                                   2,618,157
                                                  -----------
 TECHNOLOGY (12.2%)
  Affiliated Computer Services (A)        4,500      273,094
  Arrow Electronics, Inc. (A)             9,500      271,937
  Atmel Corp. (A)                        34,600      403,308
  Avnet, Inc.                             9,600      206,400
  CheckFree Corp. (A)                     4,500      191,391
  Credence Systems Corp. (A)              5,600      130,025
  Cypress Semiconductor (A)              10,300      202,781
  Dallas Semiconductor Corp.              4,000      102,500
  DSP Group (A)                           4,200       88,331
  Fiserv, Inc. (A)                       12,625      599,294
  Harris Corp.                           11,900      364,437
  Henry (Jack) & Associates, Inc.         3,200      198,700
  Integrated Device
   Technologies Inc. (A)                  8,700      286,829
  International Rectifier Corp. (A)       2,300       69,000
  Jabil Circuit, Inc. (A)                14,300      362,862
  Lam Research Corp. (A)                  8,400      122,325
  Lattice Semiconductor Corp. (A)         4,800       88,050
  Level 3 Communications Inc. (A)         4,800      369,600


                                       NO. OF       MARKET
                                       SHARES        VALUE
                                      ----------   ----------
 TECHNOLOGY (CONTINUED)
  Macromedia, Inc. (A)                    5,300   $  321,810
  Macrovision Corp. (A)                   3,200      236,900
  Microchip Technology, Inc. (A)          8,725      191,678
  Nvidia Corp. (A)                        3,500      115,063
  Plexus Corp. (A)                        8,700      264,535
  Quantum Corp. (A)                       9,700      129,131
  Rational Software Corp. (A)            17,600      684,751
  SCI Systems, Inc. (A)                  11,000      290,125
  Sybase, Inc. (A)                       10,200      201,769
  Symantec Corp. (A)                      4,600      153,094
  Synopsys, Inc. (A)                      3,600      170,663
  Technology Data Corp. (A)               3,400       91,906
  3com Corp. (A)                         28,100      239,730
  TranSwitch Corp. (A)                    7,400      289,757
  TriQuint Semiconductor (A)              8,800      384,725
  Vishay Intertechnology, Inc. (A)       11,887      179,791
  Wind River Systems (A)                  5,000      170,469
                                                  -----------
                                                   8,446,761
                                                  -----------

 TELECOMMUNICATIONS (2.6%)
  Broadwing, Inc. (A)                    21,800      497,312
  CSG Systems International, Inc. (A)     2,300      107,597
  Polycom, Inc. (A)                       6,200      200,532
  RF Micro Devices (A)                    9,600      263,700
  Sawtek, Inc. (A)                        5,200      240,338
  Telephone & Data Systems, Inc.          5,700      513,000
                                                  -----------
                                                   1,822,479
                                                  -----------
 TEXTILE (0.3%)
  Shaw Industries, Inc.                   9,600      181,800
                                                  -----------

 TOBACCO (0.6%)
  R.J. Reynolds Tobacco
   Holding, Inc.
                                          8,700      424,125
                                                  -----------

 TRANSPORTATION (1.7%)
  C.H. Robinson Worldwide, Inc.          13,400      421,682
  CNF Transportation                      5,800      196,112
  Expeditors International Washington     3,600      194,063
  GATX Corp.                              7,400      369,075
                                                  -----------
                                                   1,180,932
                                                  -----------

  TOTAL COMMON STOCKS
   (COST $59,401,847)                              62,982,482
                                                  -----------

                                    PRINCIPAL     MARKET
                                     AMOUNT        VALUE
                                    ----------   ----------
SHORT-TERM INVESTMENTS (9.1%)
 COMMERCIAL PAPER (7.7%)
  DE Funding Corp.,
   6.67% due January 26, 2001       $3,000,000   $2,984,856
  Vodafone Airtouch PLC,
   6.61% due January 10, 2001        2,350,000    2,344,875
                                                 ----------
                                                  5,329,731
                                                 ----------
 U.S. TREASURY (1.4%)
 United States of America Treasury,
   6.28% due April 12, 2001 (B)      1,000,000      984,471
                                                 ----------

   TOTAL SHORT-TERM
   INVESTMENTS (COST $6,315,438)                  6,314,202
                                                 ----------

                                     NOTIONAL      MARKET
                                       VALUE        VALUE
                                     ----------   ---------
FUTURES CONTRACTS (0.0%)

 S&P 400 Mid Cap Index,
  Exp. March, 2001 (C)              $5,749,150            -
                                                 ----------

  TOTAL INVESTMENTS (100%)
    (COST $65,717,285) (D)                      $69,296,684
                                                ===========







NOTES

(A)  Non-income Producing Security.

(B) Par value of $1,000,000 pledged to cover margin deposits on futures contracts.

(C) As more fully discussed in Note 1 to the financial statements, it is Account TAS's practice to hold cash and cash equivalents (including short-term investments) at least equal to the underlying face value, or notional value, of outstanding purchased futures contracts, less the initial margin. Account TAS uses futures contracts as a substitute for holding individual securities.

(D) At December 31, 2000, net unrealized appreciation for all securities was $3,579,399. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $8,883,101 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $5,303,702.




                      See Notes to Financial Statements

                         INDEPENDENT AUDITORS' REPORT


The Board of Managers and the Owners of Variable Annuity Contracts of The Travelers Timed Aggressive Stock Account for Variable Annuities:

We have audited the accompanying statement of assets and liabilities of The Travelers Timed Aggressive Stock Account for Variable Annuities, including the statement of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets and the selected per unit data and ratios for each of the years in the two-year period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. The accompanying selected per unit data and ratios for each of the years in the three-year period ended December 31, 1998 were audited by other auditors whose report thereon dated February 15, 1999, expressed an unqualified opinion on those selected per unit data and ratios.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Timed Aggressive Stock Account for Variable Annuities as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets and selected per unit data and ratios for each of the years in the two-year period then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP

Hartford, Connecticut
February 15, 2001

                             Investment Advisers
                 THE TRAVELERS INVESTMENT MANAGEMENT COMPANY
                            Hartford, Connecticut
  THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
      THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES
     THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES




                           Independent Accountants
                                   KPMG LLP
                            Hartford, Connecticut



                                  Custodian
                        THE CHASE MANHATTAN BANK, N.A.
                              New York, New York










This report is prepared for the general information of contract owners and is not an offer of units of The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, or The Travelers Timed Aggressive Stock Account for Variable Annuities. It should not be used in connection with any offer except in conjunction with the Universal Annuity Prospectus which contains all pertinent information, including the applicable sales commissions.